UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-144844 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.       Results of Operations and Financial Condition

           Seitel, Inc. (the "Company") hereby incorporates by reference into this Item 2.02 the press release issued by the Company on November 10, 2008 with respect to its financial results for the quarter ended September 30, 2008.  The press release is furnished as Exhibit 99.1.

           The earnings release includes cash resales and cash EBITDA (which we have previously referred to as cash margin), which are non-GAAP financial measures, and the related reconciliations to total revenue and operating income, respectively, the most directly comparable GAAP measures.

           Management uses these non-GAAP financial measures because they provide meaningful information to assist in the evaluation and management of the Company's operations.  Volatility in the trend for cash resales over several consecutive quarters could indicate changing market conditions.  Cash EBITDA is helpful in determining the level of cash from operations available for debt service and capital expenditures (net of customer underwriting).  These non-GAAP financial measures are intended to supplement the Company's presentation of its financial results prepared in accordance with GAAP.  Such measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

           The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

           (a)       Financial Statements of Businesses Acquired.

                      None.

           (b)       Pro Forma Financial Information.

                      None.

           (c)       Exhibits.

                      99.1     Press Release dated November 10, 2008.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2008                                                                   SEITEL, INC.

                                                                                                              By:  /s/ William J. Restrepo

                                                                                                              William J. Restrepo

                                                                                                              Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 10, 2008.